Exhibit 99.32

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-I

KEY PERFORMANCE FACTORS
September 30, 2000



Expected B Maturity 10/16/2001


Blended Coupon 6.9442%


Excess Protection Level
3 Month Average   5.65%
September, 2000   5.62%
August, 2000   5.43%
July, 2000   5.89%


Cash Yield19.26%


Investor Charge Offs 4.49%


Base Rate 9.14%


Over 30 Day Delinquency 4.99%


Seller's Interest 8.50%


Total Payment Rate13.85%


Total Principal Balance$54,293,652,263.17


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,612,451,744.68